Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Arthur W. Zafiropoulo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•                       the Quarterly Report of Ultratech, Inc. on Form 10-Q for the quarterly period ended April 3, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                       the information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Ultratech, Inc.

By:	/s/ Arthur W. Zafiropoulo*
Name:	Arthur Zafiropoulo
Title:	Chief Executive Officer

*A signed original of this written statement required by Section 906 has been provided to Ultratech, Inc. and will be retained by Ultratech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.